CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders

Wells Fargo Funds Trust

We consent to the use of our report dated May 26, 2015, with respect to the financial statements of Wells Fargo Small Cap Value Fund (formerly known as Wells Fargo Advantage Small Cap Value Fund) and Wells Fargo Small/Mid Cap Value Fund (formerly known as Wells Fargo Advantage Small/Mid Cap Value Fund), two of the funds comprising the Wells Fargo Funds Trust, as of March 31, 2015, incorporated herein by reference and to the reference to our firm under the heading “Financial Statements” in the Prospectus/Proxy Statement.

/s/ KPMG LLP

Boston, Massachusetts

March 24, 2016

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders

Wells Fargo Funds Trust

We consent to the use of our report dated July 27, 2015, with respect to the financial statements of Wells Fargo WealthBuilder Equity PortfolioSM (formerly known as Wells Fargo Advantage WealthBuilder Equity PortfolioSM) and Wells Fargo WealthBuilder Tactical Equity PortfolioSM (formerly known as Wells Fargo Advantage WealthBuilder Tactical Equity PortfolioSM), two of the funds comprising the Wells Fargo Funds Trust, as of May 31, 2015, incorporated herein by reference and to the reference to our firm under the heading “Financial Statements” in the Prospectus/Proxy Statement.

/s/ KPMG LLP

Boston, Massachusetts

March 24, 2016

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders

Wells Fargo Funds Trust

We consent to the use of our report dated October 26, 2015, with respect to the financial statements of Wells Fargo High Income Fund (formerly known as Wells Fargo Advantage High Income Fund) and Wells Fargo High Yield Bond Fund (formerly known as Wells Fargo Advantage High Yield Bond Fund), two of the funds comprising the Wells Fargo Funds Trust, as of August 31, 2015, incorporated herein by reference and to the reference to our firm under the heading “Financial Statements” in the Prospectus/Proxy Statement.

/s/ KPMG LLP

Boston, Massachusetts

March 24, 2016